EXHIBIT 99.1

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-667-0473	Phone: 415-667-1841

SCHWAB REPORTS FIRST QUARTER REVENUES UP 23% YEAR-OVER-YEAR

Diversified, disciplined business model boosts operating income 84%

Quarter marked by improved environment and client engagement, as well as sustained investment for growth

SAN FRANCISCO, April 15, 2011 – The Charles Schwab Corporation announced today that its net income was $243 million for the first quarter of 2011, up from $6 million for the first quarter of 2010. The company’s first quarter 2011 net income was 84% higher than the $132 million earned in the year-earlier period excluding certain charges relating to the Schwab YieldPlus Fund® and the company’s affinity credit card program.

Chairman Charles Schwab said, “Although still choppy, the environment is improving and investors are actively engaged with us across all our businesses. Recent data shows that our economy is growing and adding jobs again, the unemployment rate is beginning to recover, and leading indicators are rising. The equity markets are responding, with the major indices rising by approximately 5% during the first quarter. Our clients are working with us to ensure they are participating in the markets appropriately – they have now reduced the percentage of their assets at Schwab held in cash to pre-crisis levels. At the same time, investors are faced with navigating ongoing challenges – including geopolitical turmoil, vacillating energy prices, and the aftermath of major natural disasters – highlighting the importance of the diverse full-service solutions and advice we provide. Overall, approximately $800 billion of the client assets currently at Schwab are either enrolled in one of our advisory offerings or under the guidance of an independent advisor, up 16% from a year ago.”

	Three Months Ended —March 31,—		% Change
Financial Highlights	2011	2010
Net revenues (in millions)	$1,207	$978	23%
Net income (in millions)	$243	$6	N/M
Diluted earnings per share	$.20	$—	N/M
Pre-tax profit margin	32.6%	1.3%
Return on stockholders’ equity (annualized)	15%	—

N/M Not meaningful

CEO Walt Bettinger commented, “Overall, we’ve had a quality start to 2011 from both a financial and client perspective. Our first quarter earnings reflected the operating leverage inherent in our business model, and our metrics remained strong. New brokerage account openings totaled 224,000, net new assets totaled $25.1 billion excluding a large clearing outflow, and total client assets reached a record $1.65 trillion at month-end March, up 10% from a year ago. We now serve 8.1 million active brokerage accounts, 719,000 banking accounts, and 1.44 million retirement plan participants.”

“As a growth-oriented company, we are continuing our investment in clients during 2011 to help sustain long-term revenue growth,” Mr. Bettinger continued. “We plan to increase our 2011 spending on client-related initiatives by nearly 40% over 2010 to help us significantly improve our service in areas like fixed-income, global investing, mobile and tablet solutions, and advisor-focused technology, as well as to advance our index-and-ETF-based 401(k) and Independent Branch Services initiatives. Already this year, we’ve launched our new StreetSmart Edge™ trading platform, introduced an ETF Select List™, and reached an agreement to acquire optionsXpress so that we can include their highly-regarded options and futures trading capabilities as part of our offerings for investors who trade more actively.”

CFO Joe Martinetto added, “Our diversified revenue streams and ongoing expense discipline are helping to deliver improved financial performance even in a flat short-term interest rate environment. During the first quarter, the Fed Funds target remained unchanged at 0 – 0.25%, but the sustained growth in our client base helped each of our three major sources of revenue – net interest revenue, asset management and administration fees, and trading revenue – once again increase on both a sequential and year-over-year basis, with the annual increases reaching 28%, 20%, and 15%, respectively. Our 7% year-over-year expense growth – after adjusting the first quarter of 2010 for certain charges – was in line with our more aggressive investment plan for 2011. Our pre-tax profit margin of 32.6% was the highest in nine quarters, placing the firm’s performance right where we’d expect to be given the environment and client activity. Our ongoing success with clients keeps us well positioned to drive improved financial performance in the months ahead to the extent short-term interest rates remain flat, and to drive significantly improved performance should rates begin to increase.”

Business highlights for the first quarter (data as of quarter-end unless otherwise noted):

Investor Services

•	Net new accounts for the quarter totaled approximately 37,000, down 29% year-over-year. Total accounts reached 5.6 million as of March 31, 2011, up 4% year-over-year.

•	Launched a program with AARP to provide their members with nationwide access to special offers on Schwab financial guidance services.

Institutional Services

•

Launched the Equity Award Consultation Team for corporate stock plan clients. The team provides personalized education and guidance to U.S.-based participants in the corporate equity plans serviced by Schwab.

Advisor Services

•

Released a new Schwab Market Knowledge Tools® white paper that outlines the considerations advisors face when evaluating a hybrid practice model that combines traditional brokerage and fee-based advisory businesses.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $55.8 billion, up 22% year-over-year.

•	Outstanding mortgage and home equity loans = $8.6 billion, up 19% year-over-year.

•	First mortgage originations during the quarter = $1.3 billion.

•	Delinquency, nonaccrual, and loss reserve ratios for Schwab Bank’s loan portfolio = 0.87%, 0.56% and 0.58%, respectively, at month-end March.

•	Schwab Bank High Yield Investor Checking® accounts = 541,000, with $10.1 billion in balances.

•	Client assets managed by Windhaven totaled $5.4 billion; up 14% from year-end 2010.

•	Total assets under management in Schwab ETFs™ = $3.8 billion. Total assets in Schwab Managed Portfolios-ETFs = $2.5 billion.

•	Introduced the Schwab U.S. REIT ETF™ (SCHH) and the Schwab U.S. Mid-Cap ETF™ (SCHM), expanding the company’s existing proprietary offering to 13 equity and fixed income ETFs.

•	Introduced the Schwab ETF Select List, a short list of pre-screened, low-cost ETFs across a variety of categories to help clients make investment decisions.

•	Launched StreetSmart Edge, the flagship platform for active traders, designed to simplify complex trading activities and provide a more intuitive experience.

•	Made Portfolio Performance Reporting available to all clients at no charge on Schwab.com.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q1_2011_schedule.xls

Forward Looking Statements

This press release contains forward looking statements relating to the company’s investment in client-related initiatives and financial performance. Achievement of these expectations is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences include, but are not limited to, general market conditions, including the level of interest rates, equity valuations and trading activity; choices made by the company in managing its client-related initiatives; the company’s ability to attract and retain clients and grow client assets/relationships; the impact of changes in market conditions on money market fund fee waivers, revenue, expenses and pre-tax margins; competitive pressures on rates and fees; the level of client assets, including cash balances; adverse developments in litigation or regulatory matters and the extent of any charges associated with legal matters; the unknown costs of complying with new regulations emerging from recent financial reform legislation; and other factors set forth in the company’s Form 10-K for the period ending December 31, 2010.

About Charles Schwab

The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with more than 300 offices and 8.1 million client brokerage accounts, 1.44 million corporate retirement plan participants, 719,000 banking accounts, and $1.65 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor Services. Its banking subsidiary, Charles Schwab Bank (member FDIC and an Equal Housing Lender), provides banking and mortgage services and products. More information is available at www.schwab.com and www.aboutschwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2011	2010
Net Revenues
Asset management and administration fees	$502	$420

Interest revenue	481	391
Interest expense	(45)	(51)

Net interest revenue	436	340

Trading revenue	241	209
Other	39	31
Provision for loan losses	(4)	(14)
Net impairment losses on securities (1)	(7)	(8)

Total net revenues	1,207	978

Expenses Excluding Interest
Compensation and benefits	437	402
Professional services	92	80
Occupancy and equipment	71	68
Advertising and market development	60	62
Communications	56	52
Depreciation and amortization	35	37
Class action litigation reserve	—	196
Other	62	68

Total expenses excluding interest	813	965

Income before taxes on income	394	13
Taxes on income	(151)	(7)

Net Income	$243	$6

Weighted-Average Common Shares Outstanding — Diluted	1,207	1,188

Earnings Per Share — Basic	$.20	$—
Earnings Per Share — Diluted	$.20	$—

(1)

Net impairment losses on securities include total other-than-temporary impairment losses of $0 million and $28 million, net of $(7) million and $20 million recognized in other comprehensive income, for the three months ended March 31, 2011 and 2010, respectively.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q1-11 % change		2011	2010
(In millions, except per share amounts and as noted)	vs. Q1-10	vs. Q4-10	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net Revenues
Asset management and administration fees	20%	1%	$502	$497	$468	$437	$420
Net interest revenue	28%	5%	436	414	387	383	340
Trading revenue	15%	17%	241	206	182	233	209
Other	26%	8%	39	36	32	36	31
Provision for loan losses	(71%)	(56%)	(4)	(9)	(3)	(1)	(14)
Net impairment losses on securities	(13%)	(59%)	(7)	(17)	(3)	(8)	(8)

Total net revenues	23%	7%	1,207	1,127	1,063	1,080	978

Expenses Excluding Interest
Compensation and benefits	9%	10%	437	397	381	393	402
Professional services	15%	—	92	92	85	84	80
Occupancy and equipment	4%	1%	71	70	66	68	68
Advertising and market development	(3%)	5%	60	57	34	43	62
Communications	8%	6%	56	53	49	53	52
Depreciation and amortization	(5%)	(8%)	35	38	35	36	37
Class action litigation and regulatory reserve (1)	N/M	N/M	—	124	—	—	196
Money market mutual fund charges (2)	N/M	N/M	—	—	132	—	—
Other (3)	(9%)	(7%)	62	67	82	65	68

Total expenses excluding interest	(16%)	(9%)	813	898	864	742	965

Income before taxes on income	N/M	72%	394	229	199	338	13
Taxes on income	N/M	37%	(151)	(110)	(75)	(133)	(7)

Net Income	N/M	104%	$243	$119	$124	$205	$6

Basic earnings per share	N/M	100%	$.20	$.10	$.10	$.17	$—
Diluted earnings per share	N/M	100%	$.20	$.10	$.10	$.17	$—
Dividends declared per common share	—	—	$.06	$.06	$.06	$.06	$.06
Weighted-average common shares outstanding – diluted	2%	1%	1,207	1,200	1,194	1,195	1,188

Performance Measures
Pre-tax profit margin			32.6%	20.3%	18.7%	31.3%	1.3%
Return on stockholders’ equity (annualized)			15%	8%	8%	14%	—

Financial Condition (at quarter end, in billions)
Cash and investments segregated	18%	2%	$23.1	$22.7	$20.1	$18.9	$19.5
Receivables from brokerage clients	26%	1%	$11.3	$11.2	$9.8	$9.9	$9.0
Loans to banking clients	20%	5%	$9.1	$8.7	$8.2	$7.8	$7.6
Total assets	21%	2%	$94.9	$92.6	$87.3	$82.3	$78.3
Deposits from banking clients	22%	1%	$51.3	$50.6	$48.8	$45.9	$42.1
Payables to brokerage clients	22%	4%	$32.1	$30.9	$27.7	$26.4	$26.4
Long-term debt (4)	54%	—	$2.0	$2.0	$2.0	$1.3	$1.3
Stockholders’ equity	14%	5%	$6.5	$6.2	$6.0	$5.9	$5.7

Other
Full-time equivalent employees (at quarter end, in thousands)	4%	2%	13.1	12.8	12.5	12.5	12.6
Annualized net revenues per average full-time equivalent employee (in thousands)	20%	5%	$371	$355	$340	$343	$310
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions)	54%	(27%)	$37	$51	$27	$25	$24

Asset Management and Administration Fees
Asset management and administration fees before money market mutual fund fee waivers	13%	3%	$614	$599	$561	$550	$545
Money market mutual fund fee waivers	(10%)	10%	(112)	(102)	(93)	(113)	(125)

Asset management and administration fees	20%	1%	$502	$497	$468	$437	$420

Clients’ Daily Average Trades (in thousands)
Revenue trades (5)	16%	18%	319.9	271.6	233.2	302.9	275.7
Asset-based trades (6)	7%	24%	48.8	39.3	36.8	46.1	45.6
Other trades (7)	10%	23%	103.8	84.6	82.6	87.6	94.2

Total	14%	19%	472.5	395.5	352.6	436.6	415.5

Average Revenue Per Revenue Trade (5)	(4%)	—	$12.12	$12.07	$12.32	$12.15	$12.60

(1)

Includes a regulatory reserve of $119 million in the fourth quarter of 2010, a class action litigation reserve of $196 million in the first quarter of 2010, and other charges relating to the Schwab YieldPlus Fund ®.

(2)	Includes a charge of $132 million relating to losses recognized by Schwab money market mutual funds in the third quarter of 2010.

(3)

Includes charges of $21 million and $9 million in the third quarter and first quarter of 2010, respectively, relating to the termination of the Company’s Invest First ® and WorldPoints(a) Visa(b) credit card program.

(4)	Includes $700 million of Senior Notes that mature in 2020, which were issued in the third quarter of 2010.

(5)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(6)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(7)	Includes all commission free trades, including Schwab Mutual Fund OneSource ® funds and ETFs, and other proprietary products.

N/M Not meaningful.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

(a)	WorldPoints is a registered trademark of FIA Card Services, N.A.; (b)Visa is a registered trademark of Visa International Service Association.

THE CHARLES SCHWAB CORPORATION

Net Interest Revenue Information

(In millions)

(Unaudited)

Three Months Ended March 31,	2011			2010
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets:
Cash and cash equivalents	$4,955	$3	0.25%	$8,050	$5	0.25%
Cash and investments segregated	23,191	14	0.24%	18,840	11	0.24%
Broker-related receivables (1)	373	—	0.16%	262	—	—
Receivables from brokerage clients	10,335	117	4.59%	8,080	100	5.02%
Other securities owned (2)	—	—	—	252	—	0.44%
Securities available for sale (3)	25,016	106	1.72%	22,735	128	2.28%
Securities held to maturity	17,138	140	3.31%	6,406	59	3.74%
Loans to banking clients	9,009	75	3.38%	7,564	67	3.59%
Loans held for sale	113	1	3.59%	86	1	4.72%

Total interest-earning assets	90,130	456	2.05%	72,275	371	2.08%

Other interest revenue		25			20

Total interest-earning assets	$90,130	$481	2.16%	$72,275	$391	2.19%

Funding sources:
Deposits from banking clients	$50,329	$17	0.14%	$40,211	$31	0.31%
Payables to brokerage clients (4)	27,055	1	0.01%	21,242	—	0.01%
Long-term debt	2,005	27	5.46%	1,442	20	5.62%

Total interest-bearing liabilities	79,389	45	0.23%	62,895	51	0.33%

Noninterest-bearing funding sources	10,741			9,380

Total funding sources	$90,130	$45	0.20%	$72,275	$51	0.28%

Net interest revenue		$436	1.96%		$340	1.91%

(1)	Includes receivables from brokers, dealers, and clearing organizations. Interest revenue on broker-related receivables was less than $500,000 in the first quarter of 2011.

(2)	Interest revenue on other securities owned was less than $500,000 for the first quarter of 2010.

(3)	Amounts have been calculated based on amortized cost.

(4)	Interest expense on payables to brokerage clients was less than $500,000 in the first quarter of 2010.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

Notes to Consolidated Statements of Income, Financial and Operating Highlights,

and Net Interest Revenue Information

(Unaudited)

The Company

The consolidated statements of income, financial and operating highlights, and net interest revenue information include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Certain prior year amounts have been reclassified to conform to the 2011 presentation. The consolidated statements of income, financial and operating highlights, and net interest revenue information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

**********

THE CHARLES SCHWAB CORPORATION

Reconciliation of Net Income and Expenses Excluding Certain Charges

to Reported Net Income and Expenses Excluding Interest

(In millions)

(Unaudited)

	Three Months Ended March 31,
	2011	2010	% Change
Net Income Excluding Certain Charges	$243	$132	84%
Class action litigation and regulatory reserve (1)	—	196	N/M
Other expense (2)	—	9	N/M

Total charges	—	205	N/M
Tax effect	—	(79)	N/M
Total charges, net of tax	—	126	N/M

Reported Net Income	$243	$6	N/M

(1)	Includes a class action litigation reserve of $196 million in the first quarter of 2010, and other charges relating to the Schwab YieldPlus Fund®.

(2)	Includes charges of $9 million in the first quarter of 2010 relating to the termination of the Company’s Invest First® and WorldPoints Visa credit card program.

	Three Months Ended March 31,
	2011	2010	% Change
Expenses Excluding Certain Charges	$813	$760	7%
Certain charges listed above	—	205	N/M

Reported Expenses Excluding Interest	$813	$965	N/M

THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	Q1-11 % Change		2011	2010
(In billions, at quarter end, except as noted)	vs. Q1-10	vs. Q4-10	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	23%	3%	$83.7	$81.1	$77.9	$72.4	$68.0
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	(7%)	(1%)	152.2	154.5	152.4	156.2	164.1
Equity and bond funds	12%	6%	48.9	46.0	42.7	39.2	43.5

Total proprietary funds	(3%)	—	201.1	200.5	195.1	195.4	207.6

Mutual Fund Marketplace® (1)
Mutual Fund OneSource®	17%	5%	219.7	208.6	193.9	177.2	187.4
Mutual fund clearing services	(50%)	2%	42.8	42.1	37.5	29.3	86.0
Other third-party mutual funds	19%	5%	307.7	291.8	275.0	249.9	258.7

Total Mutual Fund Marketplace	7%	5%	570.2	542.5	506.4	456.4	532.1

Total mutual fund assets	4%	4%	771.3	743.0	701.5	651.8	739.7

Equity and other securities (1)	21%	7%	631.0	589.4	526.4	474.2	522.2
Fixed income securities	1%	—	171.5	171.3	174.7	172.2	169.5
Margin loans outstanding	28%	3%	(10.6)	(10.3)	(9.2)	(9.1)	(8.3)

Total client assets	10%	5%	$1,646.9	$1,574.5	$1,471.3	$1,361.5	$1,491.1

Client assets by business
Investor Services	18%	4%	$714.8	$686.5	$644.6	$568.7	$606.4
Advisor Services	10%	5%	688.6	654.9	609.9	596.7	624.0
Other Institutional Services	(7%)	4%	243.5	233.1	216.8	196.1	260.7

Total client assets by business	10%	5%	$1,646.9	$1,574.5	$1,471.3	$1,361.5	$1,491.1

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Investor Services (2)	30%	14%	$5.7	$5.0	$2.3	$1.3	$4.4
Advisor Services (2)	(3%)	(13%)	14.2	16.4	8.0	10.2	14.7
Other Institutional Services (3)	(26%)	(35%)	3.1	4.8	4.3	(49.0)	4.2

Total net new assets	(1%)	(12%)	23.0	26.2	14.6	(37.5)	23.3

Net market gains (losses)	9%	(36%)	49.4	77.0	95.2	(92.1)	45.2

Net growth (decline)	6%	(30%)	$72.4	$103.2	$109.8	$(129.6)	$68.5

New brokerage accounts (in thousands, for the quarter ended)	(3%)	—	224	225	168	206	230
Clients (in thousands)
Active Brokerage Accounts	3%	1%	8,072	7,998	7,919	7,883	7,805
Banking Accounts (4)	19%	4%	719	690	665	634	605
Corporate Retirement Plan Participants	(2%)	(2%)	1,444	1,477	1,473	1,467	1,469

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)	Includes inflows of $520 million in Investor Services and $1.5 billion in Advisor Services from the acquisition of Windhaven in the fourth quarter of 2010.

(3)

Includes outflows of $2.1 billion from a mutual fund clearing services client in the first quarter of 2011. Includes inflows of $1.2 billion from a mutual fund clearing services client in the fourth quarter of 2010. Includes net outflows of $51.5 billion in the second quarter of 2010 related to the planned deconversion of a mutual fund clearing services client.

(4)	Effective September 2010, the number of banking accounts excludes credit cards. Prior period amounts have been recast to reflect this change.

The Charles Schwab Corporation Monthly Market Activity Report For March 2011

	2010 Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2011 Jan	Feb		% change
													Mar	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	9.4	3.8	(24.8)	(16.5)	6.2	4.2	4.2	6.8	8.0	11.4	6.4	7.8	8.8	13%	(6%)
Net Market Gains (Losses)	49.4	16.9	(74.5)	(34.5)	53.7	(31.5)	73.0	32.3	(5.5)	50.2	13.5	33.2	2.7

Total Client Assets (at month end, in billions of dollars)	1,491.1	1,511.8	1,412.5	1,361.5	1,421.4	1,394.1	1,471.3	1,510.4	1,512.9	1,574.5	1,594.4	1,635.4	1,646.9	1%	10%

New Brokerage Accounts (in thousands)	89	89	59	58	53	59	56	60	66	99	74	68	82	21%	(8%)

Clients (at month end, in thousands)
Active Brokerage Accounts	7,805	7,852	7,869	7,883	7,891	7,908	7,919	7,932	7,951	7,998	8,022	8,044	8,072	—	3%
Banking Accounts (2)	605	616	625	634	643	655	665	673	681	690	701	710	719	1%	19%
Corporate Retirement Plan Participants	1,469	1,467	1,462	1,467	1,468	1,467	1,473	1,468	1,463	1,477	1,455	1,438	1,444	—	(2%)

Clients’ Daily Average Trades (3) (in thousands)	391.3	439.9	512.7	364.4	365.3	346.7	346.0	371.7	413.9	401.1	511.8	478.0	433.7	(9%)	11%

Market Indices (at month end)
Dow Jones Industrial Average	10,857	11,009	10,137	9,774	10,466	10,015	10,788	11,119	11,006	11,578	11,892	12,226	12,320	1%	13%
Nasdaq Composite	2,398	2,461	2,257	2,109	2,255	2,114	2,369	2,507	2,498	2,653	2,700	2,782	2,781	—	16%
Standard & Poor’s 500	1,169	1,187	1,089	1,031	1,102	1,049	1,141	1,183	1,181	1,258	1,286	1,327	1,326	—	13%

Daily Average Market Share Volume (in millions)
NYSE	1,052	1,216	1,678	1,378	1,151	1,003	1,007	1,041	1,039	926	1,080	1,025	1,039	1%	(1%)
Nasdaq	2,334	2,540	2,849	2,251	2,126	1,943	2,033	2,035	2,004	1,686	2,035	2,085	2,007	(4%)	(14%)

Total	3,386	3,756	4,527	3,629	3,277	2,946	3,040	3,076	3,043	2,612	3,115	3,110	3,046	(2%)	(10%)

Mutual Fund Net Buys (Sells) (4) (in millions of dollars)
Large Capitalization Stock	74.4	233.7	(515.0)	(322.5)	(254.5)	(773.9)	(467.6)	(166.9)	(244.7)	81.8	538.4	279.9	(98.7)
Small / Mid Capitalization Stock	416.3	465.3	(273.1)	(122.0)	(461.7)	(502.6)	(239.5)	(92.4)	63.4	388.6	522.9	317.0	(65.1)
International	565.3	552.5	(1,118.6)	107.2	63.9	40.1	423.0	577.6	507.0	379.6	592.1	39.3	380.4
Specialized	17.4	143.2	(74.8)	42.4	8.3	(24.4)	115.8	33.7	95.9	61.4	274.5	365.9	148.1
Hybrid	1,096.6	767.0	203.0	495.2	363.1	556.0	405.1	662.3	754.8	652.4	953.7	1,040.0	1,188.4
Taxable Bond	2,786.5	1,777.5	863.1	1,848.4	2,103.3	1,849.0	1,730.6	1,201.5	(112.4)	(1,331.7)	1,360.8	1,029.9	1,290.1
Tax-Free Bond	331.9	157.3	114.3	8.6	195.4	340.0	(39.8)	87.2	(573.0)	(925.4)	(551.8)	(272.8)	(167.9)
Money Market Funds	(4,481.4)	(5,372.7)	1,565.1	(4,139.0)	(1,007.5)	(1,028.2)	(1,889.2)	(206.8)	(302.3)	2,852.5	(666.7)	(359.6)	(1,292.1)

(1)

January 2011 includes outflows of $2.1 billion from a mutual fund clearing services client. November 2010 includes inflows of $2.0 billion from the acquisition of Windhaven. October 2010 includes inflows of $1.2 billion from a mutual fund clearing services client. June 2010 and May 2010 include net outflows of $22.0 billion and $29.5 billion, respectively, from the planned deconversion of a mutual fund clearing services client.

(2)

The number of banking accounts excludes credit cards, which totaled 169,000 when the Company ended the sponsorship of its affinity card program at month end September 2010. Prior period amounts have been recast to reflect this change.

(3)

Includes revenue trades from commissions or principal mark-ups, trades by clients in asset-based pricing relationships and all commission-free trades, including Schwab Mutual Fund OneSource® funds and ETFs, and other proprietary products.

(4)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.